SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): March 28, 2016

TEARDROPPERS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-197889	46-2407247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 75th Street West, Ste. SWS Rosamond, CA	93560
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 751-2173

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On April 22, 2015, the Registrant accepted the resignation of Terry L. Johnson, CPA (“Johnson”) from his engagement to be the independent certifying accountant for the Registrant. On April 29, 2015, we filed with the Securities and Exchange Commission our Current Report on Form 8-K with respect to various events described therein.

On July 7, 2015, the PCAOB withdrew the registration of Terry L. Johnson, CPA. On September 17, 2015, the Securities and Exchange Commission (the "SEC") issued an order (the "Order") instituting a public administrative and cease-and-desist order against Terry L. Johnson, CPA. As a result of the Commission’s order, Terry L. Johnson, CPA was denied the privilege of appearing or practicing before the Commission for failing to comply with PCAOB auditing standards. Terry L. Johnson, CPA was also cited for the issuance of audit reports that falsely stated that Terry L. Johnson, CPA conducted its audits in accordance with the standards of PCAOB.

As stated in the Order, included, Johnson performed highly deficient audits and quarterly reviews of the financial statements of at least eight issuer clients and issued audit reports containing materially false statements on these annual financial statements. These audit reports were included in those issuers’ filings under the Exchange Act, including audit reports with unqualified reports in the Form 10-K annual reports for six clients.

In February of 2016, Registrant was made aware that Stephen J. Corso, was one and the same person as Stephen P. Corso ("Corso"), Registrant's accountant. In 2009 Stephen P. Corso, an accountant, was banned from practicing before the Securities & Exchange Commission. The Registrant immediately dismissed Corso and engaged another accountant. As a result of this and the above referenced Order against Terry L. Johnson, the Registrant has determined that the previously issued financial statements for the year ended December 31, 2014 cannot be relied upon.

The Registrant has made the decision to have its financial statements for the years 2014, re-audited by its current auditor, Pritchett, Siler & Hardy PC (“PS & H”) and to have PS & H audit our financial statement for the year 2015.  If the Registrant should conclude, after the re-audit of its financial statement for the years 2014, that its financial statements for the year 2014 should no longer be relied upon because of an error in such financial statements as addressed in FASB ASC Topic 250, Accounting Changes and Error Corrections, the registrant will make a prompt announcement on Form 8-K as required by the rules of the Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2016

THE TEARDROPPERS, INC.

By: /s/ Raymond Gerrity

       Raymond Gerrity

       Chief Executive Officer

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